SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2005

International Steel Group Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	1-31926	71-0871875
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code:  330-659-9100

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 8.01          Other Events

Mittal Steel Company N.V. (“Mittal Steel”) [NYSE and Euronext Amsterdam: MT] and International Steel Group Inc. (“ISG”) [NYSE: ISG] announced on Friday, March 11, 2005 that the registration statement on Form F-4 filed by Mittal Steel with the Securities and Exchange Commission in connection with the proposed merger involving ISG and Mittal Steel has been declared effective as of March 11, 2005.  The definitive proxy statement/prospectus contained in the registration statement, together with a form of proxy, will be first mailed to ISG stockholders on or about Monday, March 14, 2005.  A form of election will be mailed under separate cover to ISG stockholders, to be used to elect cash, Mittal Steel class A common shares or a combination of both in respect of their ISG shares, as provided in the merger agreement.

A copy of the news release is attached here as Exhibit 99.1.

ITEM 8.01          Other Events

(c) Exhibits

            99.1            News release dated March 11, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEEL GROUP INC.

	By:	/ s / LONNIE A. ARNETT

	Name:	Lonnie A. Arnett
	Title:	Vice President, Controller and Chief Accounting Officer

Dated: March 11, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	News release dated March 11, 2005